Exhibit 99.1

Spansion Inc. Reports Fourth Quarter 2014 Results

Sunnyvale, California, January 22, 2015 -- Spansion Inc. (NYSE: CODE), a global leader in embedded systems solutions, today announced operating results for its fourth quarter ended December 28, 2014.

On December 1, 2014, Cypress Semiconductor Corporation and Spansion entered into a definitive agreement to merge in an all-stock, tax-free transaction. Under the terms of the agreement, Spansion shareholders will receive 2.457 shares of Cypress common stock for each share of Spansion common stock they own. The shareholders of each company are expected to own approximately 50 percent of the post-merger company.

In anticipation of this transaction, which is expected to close in the first half of 2015, subject to customary closing conditions, including termination of the applicable waiting period in Japan and approval by Spansion and Cypress stockholders, Spansion will not conduct a fourth quarter earnings call and is not providing profit estimates for the first quarter of 2015. However, Spansion is providing the business outlook for net sales for the first quarter of 2015.

On a U.S. GAAP basis, Spansion reported fourth quarter net sales of $309.5 million, gross margin of 31.9%, operating loss of $3.0 million, net loss of $9.7 million and diluted net loss of $0.16 per share.

On a non-GAAP basis, gross margin was 35.8%, operating income was $26.6 million, net income was $20.8 million, and diluted net income per share was $0.30.

For a reconciliation of GAAP to non-GAAP results, see accompanying tables “Reconciliation of U.S. GAAP to Non-GAAP Financial Measures.”

Fourth Quarter 2014 Financial Highlights:

●	Revenue of $309.5 million

●	Non-GAAP gross margin of 35.8%

●	Non-GAAP operating income of $26.6 million or 8.6% of revenue

●	Adjusted EBITDA of $41.8 million or 13.5% of revenue

●	Non-GAAP Diluted EPS of $0.30 per share

●	Cash, cash equivalents and short term investments of $300.7 million

Note: Percentages may not calculate precisely due to rounding.

Fourth Quarter 2014 Business Highlights:

●	Maintained embedded market leadership

●	Record design win momentum

●	Strong momentum and demand for newer products (NAND, HyperFlash™ memory, MCUs and analog)

●	Expanded licensing revenue with ISSI as licensee of HyperBus™ interface and HyperFlash memory

●	Continued strength in automotive and industrial

●	Launched new products including high-density automotive flash products, intelligent single chip LED IC, low-power wearable development platform, e.MMC memory

“We executed well in the fourth quarter, continuing our rapid pace of new product introductions and achieving record design wins, which increased approximately 30% over the fourth quarter a year ago,” said John Kispert, CEO of Spansion. “Additionally, we had a transformational 2014, growing our technologies, products, financial and brand position as an innovator in embedded systems solutions for automotive, industrial, IoT, consumer and communications. We expect our product and design win momentum to continue this year.”

Fourth quarter net sales were comprised of $163 million from flash memory, $133 million from the microcontroller and analog mixed-signal businesses, and $13 million from licensing. From an end market and regional perspective, revenue distribution was generally in line with expectations. The fourth quarter showed continued growth in NAND, with record revenue of $48 million, and internal fab equipment utilization rate remained flat at roughly 70%.

Fourth Quarter 2014 Results

U.S. GAAP Results, in $millions except per share data and percentages

	Q4 2014	Q3 2014	Q4 2013
Net Sales	$309.5	$315.9	$313.7
Gross Margin	31.9%	31.9%	29.7%
Operating Loss	$(3.0)	$(2.9)	$(9.4)
Operating Margin	(1.0%)	(0.9%)	(3.0%)
Net Loss	$(9.7)	$(10.8)	$(23.7)
Diluted Net Loss Per Share	$(0.16)	$(0.18)	$(0.40)

Non-GAAP Results, in $millions except per share data and percentages

	Q4 2014	Q3 2014	Q4 2013
Net Sales	$309.5	$315.9	$313.7
Gross Margin	35.8%	35.4%	34.1%
Operating Income	$26.6	$24.9	$25.5
Operating Margin	8.6%	7.9%	8.1%
Net Income	$20.8	$17.9	$12.6
Diluted Net Income Per Share	$0.30	$0.27	$0.20

Note: Percentages may not calculate precisely due to rounding.

Business Outlook

For the first quarter of 2015, Spansion estimates net sales in the range of $270 million to $310 million. The company expects momentum in NAND and strength in the transportation and industrial markets to be offset by typical first quarter seasonality and changes in foreign exchange rates in Japan.

About Spansion

Spansion (NYSE: CODE) is a global leader in embedded systems solutions. Spansion’s flash memory, microcontrollers, analog and mixed-signal products drive the development of faster, intelligent, secure and energy efficient electronics. Spansion is at the heart of electronics systems, connecting, controlling, storing and powering everything from automotive electronics and industrial systems to the highly interactive and immersive consumer devices that are enriching people's daily lives. For more information, visit http://www.spansion.com.

Spansion®, the Spansion logo, MirrorBit®, HyperBus, HyperFlash, HyperRAM and combinations thereof, are trademarks or registered trademarks of Spansion LLC in the United States and other countries. Other names used are for informational purposes only and may be trademarks of their respective owners.

Cautionary Statement

This press release contains “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements regarding our estimated net sales, expectations regarding demand for and interest in our products, and expectations regarding the timing and benefits of the proposed merger with Cypress Semiconductor Corporation. Forward-looking statements are subject to risks and uncertainties, and actual events or results may differ materially from those projected in such statements. Factors that could cause our actual results to differ materially include, but are not limited to, those discussed under "Part I, Item 1A. Risk Factors" in our 2013 Annual Report on Form 10-K, as amended by the Form 10-K/A filed July 8, 2014. These risks include uncertainty that may be associated with our recently announced entry into an agreement and plan of merger with Cypress Semiconductor Corporation, and our ability to: accurately forecast customer demand for our products; manage risks associated with our investment in new business strategies and acquisitions; maintain our distribution relationships and channels in the future; manage risks associated with our global customer base and support structure; maintain and manage relations with third party manufacturers; maintain manufacturing efficiency; and protect our intellectual property and defend against infringement or other intellectual property claims. We undertake no obligation to revise or update any forward-looking statements to reflect any events or circumstances that arise after the date of this release, or to conform such statements to actual results or changes in our expectations.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval with respect to the proposed merger or otherwise. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Additional Information and Where to Find It

In connection with the proposed merger, Cypress has filed a registration statement on Form S-4, which includes a preliminary joint proxy statement/prospectus and other documents concerning the proposed merger with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, THE JOINT PRELIMINARY PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED (WHEN THEY BECOME AVAILABLE) WITH THE SEC CAREFULLY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT CYPRESS, SPANSION, AND THE PROPOSED MERGER. Investors and security holders will be able to obtain free copies of the registration statement and the joint proxy statement/prospectus and any other documents filed by Cypress and Spansion with the SEC at the SEC’s website at www.sec.gov. They may also be obtained for free by contacting Cypress Investor Relations at http://investors.cypress.com/contactus.cfm or by telephone at (408) 943-2656 or by contacting Spansion Investor Relations at investor.relations@spansion.com or by telephone at (408) 962-2500. The contents of the websites referenced above are not deemed to be incorporated by reference into the registration statement or the joint proxy statement/prospectus.

Participants in the Solicitation

Each of Spansion and Cypress and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from their respective stockholders with respect to the transactions contemplated by the merger agreement. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of Cypress or Spansion security holders in connection with the proposed merger is or will be set forth in the registration statement and the joint proxy statement/prospectus when filed with the SEC. Information regarding Spansion’s executive officers and directors is included in Spansion’s Proxy Statement for its 2014 Annual Meeting of Stockholders, filed with the SEC on April 18, 2014, and its Current Report on Form 8-K, filed with the SEC on August 19, 2014, and information regarding Cypress’ executive officers and directors is included in Cypress’ Proxy Statement for its 2014 Annual Meeting of Stockholders, filed with the SEC on March 28, 2014 and its Current Report on Form 8-K, filed with the SEC on April 2, 2014. Copies of the foregoing documents may be obtained as provided above. Certain executive officers and directors of Cypress and Spansion have interests in the transaction that may differ from the interests of Cypress and Spansion stockholders generally. These interests are described in the preliminary joint proxy statement/prospectus when it becomes available.

Press Contact: Michele Landry Spansion Inc. +1.408.616.3817 Michele.landry@spansion.com	Investor Relations: Rahul Mathur Spansion Inc. +1.408.616.6682 Rahul.mathur@spansion.com

Spansion Inc.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

(In thousands, except per share amounts)

	Three Months Ended December 28, 2014	Three Months Ended September 28, 2014	Three Months Ended December 29, 2013
Net sales	$309,509	$315,930	$313,670
Cost of sales	210,711	215,102	220,422
Gross profit	98,798	100,828	93,248
Research and development	44,697	43,241	42,102
Sales, general and administrative	57,117	60,457	60,824
Restructuring credits	-	-	(247)
Operating loss	(3,016)	(2,870)	(9,431)
Interest income and other, net	360	453	(3,252)
Interest expense	(5,982)	(5,988)	(7,459)
Loss on acquisition of the Microcontroller and Analog business	-	-	(255)
Loss before income taxes	(8,638)	(8,405)	(20,397)
Provision for income taxes	1,021	2,441	3,301
Net loss	$(9,659)	$(10,846)	$(23,698)
Net loss per common share
Basic	$(0.16)	$(0.18)	$(0.40)
Diluted	$(0.16)	$(0.18)	$(0.40)
Shares used in per share calculation
Basic	62,239	61,543	58,878
Diluted	62,239	61,543	58,878

Spansion Inc.

CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)

(In thousands except par value and shares)

Assets	December 28, 2014	September 28, 2014	December 29, 2013
Current assets:
Cash and cash equivalents	$250,065	$281,991	$286,069
Short-term investments	50,588	44,778	25,428
Accounts receivable, net	136,863	164,933	177,838
Inventories	310,724	269,267	254,154
Deferred income taxes	6,783	9,282	4,592
Prepaid expenses and other current assets	63,166	56,154	52,756
Total current assets	818,189	826,405	800,837

Property, plant and equipment, net	199,395	189,266	185,505
Intangible assets	131,529	140,835	167,949
Goodwill	166,133	166,334	166,422
Other assets	59,606	61,456	60,208
Total assets	$1,374,852	$1,384,296	$1,380,921

Liabilities and Equity
Current liabilities:
Accounts payable	173,698	153,785	126,680
Accrued compensation and benefits	34,079	44,441	57,876
Accrued liabilities and other	130,082	149,048	86,352
Income taxes payable	1,361	486	4,651
Deferred income	35,283	37,745	30,247
Current portion of long-term debt	37,881	22,285	97,320
Total current liabilities	412,384	407,790	403,126

Deferred income taxes	5,024	4,917	3,675
Long-term debt, less current portion	372,296	387,284	404,612
Other long-term liabilities	41,404	50,385	32,048
Total liabilities	831,108	850,376	843,461
Stockholders’ equity
Class A Common stock, $0.001 par value, 150,000,000 shares authorized, 62,585,032 shares issued and outstanding as of December 28, 2014 (61,819,732 shares as of September 28, 2014 and 58,882,949 shares as of December 29, 2013)	63	62	59
Class B common stock, $0.001 par value, 1 share authorized, 0 share issued and outstanding as of December 28, 2014 and September 28, 2014 (1 share issued and outstanding as of December 29, 2013)	-	-	-
Preferred stock, $0.001 par value, 50,000,000 shares authorized, 0 shares issued and outstanding	-	-	-
Additional paid-in capital	806,916	786,667	747,393
Accumulated deficit	(260,933)	(251,275)	(205,959)
Accumulated other comprehensive loss	(2,302)	(1,534)	(4,033)
Total stockholders’ equity	543,744	533,920	537,460
Total liabilities and stockholders’ equity	$1,374,852	$1,384,296	$1,380,921

Spansion Inc.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)

(In thousands)

	Three Months Ended December 28, 2014	Three Months Ended September 28, 2014	Three Months Ended December 29, 2013
Cash Flows from Operating Activities:
Net Loss	$(9,659)	$(10,846)	$(23,698)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	27,624	27,284	26,162
Provision (benefit) from deferred income taxes	671	(3,316)	(1,257)
Net loss (gain) on sale and disposal of property, plant and equipment	123	(22)	2
Loss on acquisition of microcontroller and analog business	-	-	255
Gain on recovery from impaired investments	(205)	(723)	(444)
Compensation recognized under employee stock plans	15,188	9,476	7,363
Changes in operating assets and liabilities	(36,908)	12,828	12,477
Net cash provided by (used for) operating activities	(3,166)	34,681	20,860
Cash Flows from Investing Activities:
Proceeds from sale of property, plant and equipment	73	29	-
Purchase of property, plant and equipment	(24,963)	(12,271)	(13,242)
Purchase of marketable securities	(14,717)	(14,390)	(20,014)
Proceeds from sale and maturities of marketable securities	8,906	5,455	29,952
Proceeds from recovery of impaired investments	223	723	444
Acquisition, net of cash acquired	-	-	(1,808)
Net cash used for investing activities	(30,478)	(20,454)	(4,668)
Cash Flows from Financing Activities:
Proceeds from issuance of common stock due to options exercised	5,064	4,792	390
Payments on financing arrangements	(2,336)	(4,666)	(5,053)
Additional borrowings on term loan, net of discount	-	-	82,117
Refinancing costs on debt	-	-	(134)
Net cash provided by financing activities	2,728	126	77,320
Effect of exchange rate on cash and cash equivalents	(1,010)	(1,292)	(468)
Net increase (decrease) in cash and cash equivalents	(31,926)	13,061	93,044
Cash and cash equivalents at the beginning of period	281,991	268,930	193,025
Cash and cash equivalents at end of period	$250,065	$281,991	$286,069

Use of Non-GAAP Financial Information

To provide investors and others with additional information regarding Spansion’s operating results, we have disclosed in this press release certain non-GAAP financial measures, including gross profit, operating income, net income, and adjusted EBITDA. These non-GAAP financial measures are a supplement to, and not a substitute for or superior to, the company’s results presented in accordance with U.S. GAAP.

The non-GAAP financial measures are provided to enhance the user’s overall understanding of the company’s operating performance. Specifically, the company believes the non-GAAP information provides useful measures to investors regarding the company’s financial performance by excluding certain expenses that the company believes are not indicative of its core operating results. For more information on non-GAAP financial measures, please see the reconciliations of such measures in the tables of this release.

Management believes these non-GAAP financial measures reflect Spansion’s ongoing business in a manner that allows for meaningful period-to-period comparison and analysis of trends in Spansion’s business, as they exclude expenses that are not reflective of ongoing operating results and provide useful information to investors and others in understanding and evaluating Spansion’s operating results and future prospects in the same manner as management. During the quarter ended December 28, 2014, the presentation of non-GAAP financial information included adjustments such as intangibles amortization, equity compensation expense, inventory markup amortization, Cypress merger costs, defensive litigation reserve, financing arrangements related costs, gain on recovery from impaired investments, reversal of expense accruals related to foundry and others, to net income as they are either non-cash or non-recurring in nature. The amounts in the U.S. GAAP to Non-GAAP reconciliation below for litigation reserves include the impact of actual expense incurred and adjustments to the accrual for estimated defensive litigation costs for the next 4 quarters per company policy. Actual expense incurred for defensive litigation was $7.1 million in Q4 2014 and $8.1 million in Q3 2014.

Reconciliation of U.S. GAAP to Non-GAAP Financial Measures

Gross Profit to Non-GAAP Gross Profit

($ in millions)	Q4 2014	Q3 2014	Q4 2013
GAAP gross profit	$98.8	$100.8	$93.2
Adjustments:
Intangibles amortization	8.9	8.9	8.9
Inventory mark-up amortization relating to Microcontroller and Analog business acquisition	0.8	0.6	3.1
Equity compensation expense	3.5	1.6	1.7
Reversal of expense accruals related to Foundry	(1.4)	-	-
Acquisition related costs	-	-	0.1
Non-GAAP Gross Profit	$110.7	$112.0	$107.0

Operating Loss to Non-GAAP Operating Income

($ in millions)	Q4 2014	Q3 2014	Q4 2013
GAAP operating loss	$(3.0)	$(2.9)	$(9.4)
Adjustments:
Intangibles amortization	8.9	8.9	8.9
Inventory mark-up amortization relating to Microcontroller and Analog business acquisition	0.8	0.6	3.1
Equity compensation expense	15.2	9.5	7.4
Cypress merger and Microcontroller and Analog business integration related costs	4.5	3.6	2.7
Reversal of expense accruals related to Foundry	(1.4)	-	-
Defensive litigation reserve	0.6	5.1	13.1
Others	1.0	-	(0.2)
Non-GAAP Operating Income	$26.6	$24.9	$25.5

Net Loss to Non-GAAP Net Income and Adjusted EBITDA

($ in millions)	Q4 2014	Q3 2014	Q4 2013
GAAP net loss	$(9.7)	$(10.8)	$(23.7)
Adjustments:
Intangibles amortization	8.9	8.9	8.9
Inventory mark-up amortization relating to Microcontroller and Analog business acquisition	0.8	0.6	3.1
Equity compensation expense	15.2	9.5	7.4
Financing arrangements related costs	-	-	0.3
Accretion of interest on 2.0% Senior Exchangeable Notes	1.2	1.2	1.1
Defensive litigation reserve	0.6	5.1	13.1
Cypress merger and Microcontroller and Analog business integration related costs	4.5	3.6	3.0
Reversal of expense accruals related to Foundry	(1.4)	-	-
Gain on recovery from impaired investment	(0.2)	(0.7)	(0.4)
Others	0.8	0.6	(0.1)
Non-GAAP Net Income	$20.8	$17.9	$12.6
Interest income and other, net	4.1	4.5	9.6
Taxes	1.8	2.4	3.3
Depreciation	15.1	14.6	13.3
Adjusted EBITDA	$41.8	$39.5	$38.8

Note: Totals may not add precisely due to rounding.